Document and Entity Information	12 Months Ended
Dec. 31, 2010
Document Information [Line Items]
Document Type	S-4
Amendment Flag	false
Document Period End Date	Dec 31, 2010
Trading Symbol	FUN
Entity Registrant Name	CEDAR FAIR L P
Entity Central Index Key	0000811532
Entity Filer Category	Large Accelerated Filer
CEDAR POINT INC
Document Information [Line Items]
Entity Registrant Name	Cedar Point Inc
Entity Central Index Key	0000018429
Wonderland Company, Inc.
Document Information [Line Items]
Entity Registrant Name	Wonderland Company, Inc.
Entity Central Index Key	0001503895
Magnum Management Corp.
Document Information [Line Items]
Entity Registrant Name	Magnum Management Corp.
Entity Central Index Key	0001503890
Kings Island Co.
Document Information [Line Items]
Entity Registrant Name	Kings Island Co.
Entity Central Index Key	0001503899
Western Row Properties, Inc.
Document Information [Line Items]
Entity Registrant Name	Western Row Properties, Inc.
Entity Central Index Key	0001503896
Boeckling, L.P.
Document Information [Line Items]
Entity Registrant Name	Boeckling, L.P.
Entity Central Index Key	0001503894
Cedar Point of Michigan, Inc.
Document Information [Line Items]
Entity Registrant Name	Cedar Point of Michigan, Inc.
Entity Central Index Key	0001503897
Cedar Fair Southwest, Inc.
Document Information [Line Items]
Entity Registrant Name	Cedar Fair Southwest, Inc.
Entity Central Index Key	0001503889
Michigan's Adventure, Inc.
Document Information [Line Items]
Entity Registrant Name	Michigan's Adventure, Inc.
Entity Central Index Key	0001503900
Knott's Berry Farm
Document Information [Line Items]
Entity Registrant Name	Knott's Berry Farm
Entity Central Index Key	0001503898
Canada's Wonderland Co.
Document Information [Line Items]
Entity Registrant Name	Canada's Wonderland Co.
Entity Central Index Key	0001503892
Cedar Fair
Document Information [Line Items]
Entity Registrant Name	Cedar Fair
Entity Central Index Key	0001503891

CONSOLIDATED BALANCE SHEETS (CEDAR FAIR L P, USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Current Assets:
Cash and cash equivalents	$ 9,765	$ 11,928
Receivables	12,340	6,535
Inventories	32,142	27,265
Current deferred tax asset	5,874	6,725
Prepaid insurance	5,009	3,545
Other current assets	5,204	5,310
Assets, Current, Total	70,334	61,308
Property and Equipment:
Land	309,980	305,401
Land improvements	324,734	326,424
Buildings	575,725	589,219
Rides and equipment	1,398,403	1,351,595
Construction in progress	16,746	34,468
Property, Plant and Equipment, Gross, Total	2,625,588	2,607,107
Less accumulated depreciation	(948,947)	(826,038)
Property, Plant and Equipment, Net, Total	1,676,641	1,781,069
Goodwill	246,259	240,006
Other Intangibles, net	40,632	42,208
Other Assets	48,578	20,848
Assets, Total	2,082,444	2,145,439
Current Liabilities:
Current maturities of long-term debt		15,959
Accounts payable	10,787	10,040
Deferred revenue	26,328	23,176
Accrued interest	20,409	4,905
Accrued taxes	15,144	17,930
Accrued salaries, wages and benefits	18,220	19,008
Self-insurance reserves	21,487	21,785
Current derivative liability	47,986
Other accrued liabilities	8,491	18,717
Liabilities, Current, Total	168,852	131,520
Deferred Tax Liability	131,830	138,124
Derivative Liability	54,517	129,662
Other Liabilities	10,406	7,884
Long-Term Debt:
Revolving credit loans	23,200	86,300
Term debt	1,157,062	1,524,087
Notes	399,441
Long-term Debt, Excluding Current Maturities, Total	1,579,703	1,610,387
Commitments and Contingencies (Note 10)
Partners' Equity:
Special L.P. interests	5,290	5,290
General partner	(1)	(1)
Limited partners, 55,334 and 55,234 units outstanding at December 31, 2010 and 2009, respectively	165,555	209,854
Accumulated other comprehensive loss	(33,708)	(87,281)
Partners' Capital, Total	137,136	127,862
Liabilities and Stockholders' Equity, Total	$ 2,082,444	$ 2,145,439

CONSOLIDATED BALANCE SHEETS (Parenthetical) (CEDAR FAIR L P) In Thousands	Dec. 31, 2010	Dec. 31, 2009
Limited partners, units outstanding	55,334	55,234

CONSOLIDATED STATEMENTS OF OPERATIONS (CEDAR FAIR L P, USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Net revenues:
Admissions	$ 568,762	$ 532,814	$ 566,266
Food, merchandise and games	337,356	316,386	355,917
Accommodations and other	71,474	66,875	74,049
Revenues, Total	977,592	916,075	996,232
Costs and expenses:
Cost of food, merchandise and games revenues	86,619	84,940	90,626
Operating expenses	411,402	402,728	418,550
Selling, general and administrative	134,001	128,473	131,882
Depreciation and amortization	126,796	132,745	125,838
Loss on impairment of goodwill and other intangibles	2,293	4,500	86,988
Loss on impairment / retirement of fixed assets, net	62,752	244	8,425
(Gain) on sale of other assets		(23,098)
Costs and Expenses, Total	823,863	730,532	862,309
Operating income	153,729	185,543	133,923
Interest expense	150,285	124,706	129,561
Net effect of swaps	18,194	9,170
Loss on early debt extinguishment	35,289
Unrealized/realized foreign currency (gain) loss	(20,563)	445	561
Other (income) expense	(1,154)	815	(970)
Income (loss) before taxes	(28,322)	50,407	4,771
Provision (benefit) for taxes	3,245	14,978	(935)
Net income (loss)	(31,567)	35,429	5,706
Net income (loss) allocated to general partner
Net income (loss) allocated to limited partners	$ (31,567)	$ 35,429	$ 5,706
Basic earnings per limited partner unit:
Weighted average limited partner units outstanding	55,316	55,186	54,811
Net income (loss) per limited partner unit	(0.57)	0.64	0.1
Diluted earnings per limited partner unit:
Weighted average limited partner units outstanding	55,316	55,906	55,446
Net income (loss) per limited partner unit	(0.57)	0.63	0.1

CONSOLIDATED STATEMENTS OF CASH FLOWS (CEDAR FAIR L P, USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$ (31,567)	$ 35,429	$ 5,706
Adjustments to reconcile net income (loss) to net cash from operating activities:
Depreciation and amortization	126,796	132,745	125,838
Non-cash equity based compensation expense	(89)	(26)	716
Loss on early debt extinguishment	35,289
Loss on impairment of goodwill and other intangibles	2,293	4,500	86,988
Loss on impairment / retirement of fixed assets, net	62,752	244	8,425
(Gain) on sale of other assets		(23,098)
Net effect of swaps	18,194	9,170
Amortization of debt issuance costs	5,671	7,773	7,944
Unrealized foreign currency gain on notes	(17,464)
Other non-cash (income) expense	(1,893)	(257)	(445)
Deferred income taxes	(14,140)	(5,684)	(17,827)
Excess tax benefit from unit-based compensation expense			(1,729)
Change in operating assets and liabilities:
(Increase) decrease in current assets	(11,855)	551	1,674
Decrease in other assets	6	918	555
Increase (decrease) in accounts payable	652	(2,635)	(5,101)
Increase (decrease) in accrued taxes	(2,242)	1,349	3,725
Increase (decrease) in self-insurance reserves	(383)	857	(559)
Increase (decrease) in deferred revenue and other current liabilities	7,653	20,428	(2,808)
Increase in other liabilities	2,442	2,933	2,486
Net cash from operating activities	182,115	185,197	215,588
CASH FLOWS (FOR) INVESTING ACTIVITIES
Acquisition of Paramount Parks, net of cash acquired			6,431
Sale of Canadian real estate		53,831
Capital expenditures	(71,706)	(69,136)	(83,481)
Net cash (for) investing activities	(71,706)	(15,305)	(77,050)
CASH FLOWS (FOR) FINANCING ACTIVITIES
Net (payments) borrowings on revolving credit loans-previous credit agreement	(86,300)	63,600	(11,386)
Net borrowings on revolving credit loans-existing credit agreement	23,200
Term debt borrowings	1,175,000
Note borrowings	399,383
Term debt payments, including early termination penalties	(1,566,890)	(161,329)	(17,450)
Distributions paid to partners	(13,834)	(67,864)	(105,078)
Payment of debt issuance costs	(43,264)	(7,694)
Exercise of limited partnership unit options	7	4	4,541
Excess tax benefit from unit-based compensation expense			1,729
Net cash (for) financing activities	(112,698)	(173,283)	(127,644)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	126	1,446	(2,522)
CASH AND CASH EQUIVALENTS
Net increase (decrease) for the year	(2,163)	(1,945)	8,372
Balance, beginning of year	11,928	13,873	5,501
Balance, end of year	9,765	11,928	13,873
SUPPLEMENTAL INFORMATION
Cash payments for interest expense	129,815	117,008	120,340
Interest capitalized	1,343	1,617	1,623
Cash payments for income taxes	$ 19,074	$ 18,966	$ 14,619

CONSOLIDATED STATEMENTS OF PARTNERS' EQUITY (CEDAR FAIR L P, USD $) In Thousands		Limited Partner	General Partner	Special L.P. Interests	Accumulated Translation Adjustment	Accumulated Net Gain (Loss) from Designated or Qualifying Cash Flow Hedges	Accumulated Other Comprehensive Income	Comprehensive Income
Beginning balance at Dec. 31, 2007		54,248
Beginning balance at Dec. 31, 2007		$ 334,740		$ 5,290	$ 12,755	$ (67,693)
Limited partnership unit options exercised		785
Issuance of limited partnership units as compensation		43
Net income (loss)	5,706	5,706
Current year activity, net of tax (( $5,825) in 2010, ( $4,783) in 2009, $7,689 in 2008)						(66,858)
Current year activity, net of tax (( $2,952) in 2010, ( $8,076) in 2009, $10,112 in 2008)					(18,830)
Partnership distribution declared		(105,078)	(1)
Net income (loss)
Limited partnership unit options exercised		4,541
Tax effect of units involved in option exercises and treasury unit transactions		1,253
Issuance of limited partnership units as compensation		961
Net income (loss)	5,706							5,706
Other comprehensive income (loss)								(85,688)
Total Comprehensive Income (Loss)								(79,982)
Ending balance at Dec. 31, 2008		55,076
Ending balance at Dec. 31, 2008	106,786	242,123	(1)	5,290	(6,075)	(134,551)	(140,626)
Limited partnership unit options exercised		51
Issuance of limited partnership units as compensation		107
Net income (loss)	35,429	35,429
Current year activity, net of tax (( $5,825) in 2010, ( $4,783) in 2009, $7,689 in 2008)						44,848
Current year activity, net of tax (( $2,952) in 2010, ( $8,076) in 2009, $10,112 in 2008)					8,497
Partnership distribution declared		(67,864)
Expense (income) recognized for limited partnership unit options		(26)
Net income (loss)
Limited partnership unit options exercised		4
Tax effect of units involved in option exercises and treasury unit transactions		(976)
Issuance of limited partnership units as compensation		1,164
Net income (loss)	35,429							35,429
Other comprehensive income (loss)								53,345
Total Comprehensive Income (Loss)								88,774
Ending balance at Dec. 31, 2009	55,234	55,234
Ending balance at Dec. 31, 2009	127,862	209,854	(1)	5,290	2,422	(89,703)	(87,281)
Limited partnership unit options exercised		42
Issuance of limited partnership units as compensation		58
Net income (loss)	(31,567)	(31,567)
Current year activity, net of tax (( $5,825) in 2010, ( $4,783) in 2009, $7,689 in 2008)						60,048
Current year activity, net of tax (( $2,952) in 2010, ( $8,076) in 2009, $10,112 in 2008)					(6,475)
Partnership distribution declared		(13,834)
Expense (income) recognized for limited partnership unit options		(89)
Net income (loss)
Limited partnership unit options exercised		7
Tax effect of units involved in option exercises and treasury unit transactions		545
Issuance of limited partnership units as compensation		639
Net income (loss)	(31,567)							(31,567)
Other comprehensive income (loss)								53,573
Total Comprehensive Income (Loss)								22,006
Ending balance at Dec. 31, 2010	55,334	55,334
Ending balance at Dec. 31, 2010	$ 137,136	$ 165,555	$ (1)	$ 5,290	$ (4,053)	$ (29,655)	$ (33,708)

CONSOLIDATED STATEMENTS OF PARTNERS' EQUITY (Parenthetical) (CEDAR FAIR L P, USD $) In Thousands, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Limited Partner
Partnership distribution declared, per unit	$ 0.25	$ 1.23	$ 1.92
Accumulated Translation Adjustment
Current year activity, tax	$ (2,952)	$ (8,076)	$ 10,112
Accumulated Net Gain (Loss) from Designated or Qualifying Cash Flow Hedges
Current year activity, tax	$ (5,825)	$ (4,783)	$ 7,689

Partnership Organization: (CEDAR FAIR L P)	12 Months Ended
Dec. 31, 2010
Partnership Organization:

(1) Partnership Organization:

Cedar Fair, L.P. (together with its affiliated companies, the “Partnership”) is a Delaware limited partnership that commenced operations in 1983 when it acquired Cedar Point, Inc., and became a publicly traded partnership in 1987. The Partnership’s general partner is Cedar Fair Management, Inc., an Ohio corporation (the “General Partner”) whose shares are held by an Ohio trust. The General Partner owns a 0.001% interest in the Partnership’s income, losses and cash distributions, except in defined circumstances, and has full responsibility for management of the Partnership. At December 31, 2010 there were 55,333,989 outstanding limited partnership units listed on The New York Stock Exchange, net of 227,994 units held in treasury. At December 31, 2009, there were 55,234,208 outstanding limited partnership units listed, net of 327,774 units held in treasury.

The General Partner may, with the approval of a specified percentage of the limited partners, make additional capital contributions to the Partnership, but is only obligated to do so if the liabilities of the Partnership cannot otherwise be paid or there exists a negative balance in its capital account at the time of its withdrawal from the Partnership. The General Partner, in accordance with the terms of the Partnership Agreement, is required to make regular cash distributions on a quarterly basis of all the Partnership’s available cash, as defined in the Partnership Agreement. In accordance with the Partnership agreement and with restrictions within the Partnership’s 2010 Credit Agreement, the General Partner paid a  $0.25 per limited partner unit distribution, or approximately  $13.8 million in aggregate, in 2010.

Summary of Significant Accounting Policies: (CEDAR FAIR L P)	12 Months Ended
Dec. 31, 2010
Summary of Significant Accounting Policies:

(2) Summary of Significant Accounting Policies:

The following policies are used by the Partnership in its preparation of the accompanying consolidated financial statements.

Principles of Consolidation    The consolidated financial statements include the accounts of the Partnership and its subsidiaries, all of which are wholly owned. Intercompany transactions and balances are eliminated in consolidation.

Foreign Currency    The financial statements of the Partnership’s Canadian subsidiary are measured using the Canadian dollar as its functional currency. Assets and liabilities are translated into U.S. dollars at current currency exchange rates, while income and expenses are translated at average monthly currency exchange rates. Translation gains and losses are included as components of accumulated other comprehensive loss in partners’ equity.

In 2010, the Partnership recognized a  $20.6 million benefit to earnings for unrealized/realized foreign currency gains,  $17.5 million of which represented an unrealized foreign currency gain on the U.S.-dollar denominated notes issued in July and held at its Canadian property. All other transaction gains and losses included in the 2010 consolidated statements of operations were not material. Transaction gains and losses included in the 2009 and 2008 consolidated statements of operations were not material.

Segment Reporting    Each of Partnership’s parks operates autonomously, and management reviews operating results, evaluates performance and makes operating decisions, including the allocation of resources, on a property-by-property basis. In order to better facilitate discussion of trends in attendance and guest per capita spending than would be possible on a consolidated basis, the Partnership’s eleven amusement parks and six separately gated water parks have been grouped into regional designations. Aside from attendance and guest per capita statistics, discrete financial information and operating results are not prepared at the regional level.

In addition to reviewing and evaluating performance of the business at the individual park level, the structure of Partnership’s management incentive compensation systems are centered around the operating results of each park as an integrated operating unit. Therefore, each park represents a separate operating segment of the Partnership’s business and the geographical regions do not represent operating segments.

Although the Partnership manages its parks with a high degree of autonomy, each park offers and markets a similar collection of products and services to similar customers. In addition, the parks all have similar economic characteristics no matter their geographic region, in that they all show similar long-term growth trends in key industry metrics such as attendance, guest per capita spending, net revenue, operating costs and operating profit. Therefore, the Partnership operates within the single reportable segment of amusement/water parks with accompanying resort facilities.

Estimates    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during each period. Actual results could differ from those estimates.

Cash and Cash Equivalents     The Partnership considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents.

Inventories     The Partnership’s inventories primarily consist of purchased products, such as merchandise and food, for sale to its customers. All inventories are valued at the lower of first-in, first-out (FIFO) cost or market.

Property and Equipment     Property and equipment are recorded at cost. Expenditures made to maintain such assets in their original operating condition are expensed as incurred, and improvements and upgrades are generally capitalized. Depreciation is computed on a straight-line basis over the estimated useful lives of the assets. The composite method is used for the group of assets acquired as a whole in 1983, as well as for the groups of like assets of each subsequent business acquisition. The unit method is used for all individual assets purchased. Depreciation expense totaled  $126.7 million in 2010,  $123.0 million in 2009, and  $124.5 million in 2008.

Under the composite depreciation method, assets with similar estimated lives are grouped together and the several pools of assets are depreciated on an aggregate basis. No gain or loss is recognized on normal retirements of composite assets. Instead, the acquisition cost of a retired asset reduces accumulated depreciation for the composite group. Abnormal retirements of composite assets could result in the recognition of a gain or loss. Management periodically reviews the composite groups to ensure that retirements have not extended the asset lives beyond their estimated remaining economic life.

Under the unit method of depreciation, individual assets are depreciated over their estimated useful lives, with gains and losses on all asset retirements recognized currently in income.

The weighted average useful lives combining both methods are approximately:

Land improvements	21 Years
Buildings	24 Years
Rides	18 Years
Equipment	9 Years

Impairment of Long-Lived Assets    Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 360 “Property, Plant, and Equipment” requires that long-lived assets be reviewed for impairment upon the occurrence of events or changes in circumstances that would indicate that the carrying value of the assets may not be recoverable. An impairment loss may be recognized when estimated undiscounted future cash flows expected to result from the use of the asset, including disposition, are less than the carrying value of the asset. The measurement of the impairment loss to be recognized is based on the difference between the fair value and the carrying amounts of the assets. Fair value is generally determined based on a discounted cash flow analysis. In order to determine if an asset has been impaired, assets are grouped and tested at the lowest level for which identifiable, independent cash flows are available.

Goodwill    FASB ASC 350 “Intangibles—Goodwill and Other” requires that goodwill no longer be amortized, but instead be tested for impairment. An impairment charge would be recognized for the amount, if any, by which the carrying amount of goodwill exceeds its implied fair value. The fair value of a reporting unit and the related implied fair value of its respective goodwill are established using a combination of an income (discounted cash flow) approach and market approach. Goodwill is reviewed annually for impairment, or whenever events or changes in circumstances indicate that the carrying value may not be recoverable. All of the Partnership’s goodwill is allocated to its reporting units and goodwill impairment tests are performed at the reporting unit level. As discussed in Note 4, during 2010 the Partnership changed the testing date for its annual goodwill impairment tests from April 1 and October 1 to December 31 each year. As a result, the Partnership performed goodwill impairment tests as of April 1, 2010, or October 1, 2010, as applicable, and again as of December 31, 2010, and concluded there was no impairment of the carrying value of the goodwill.

Other Intangible Assets    The Partnership’s other intangible assets consist primarily of trade-names and license and franchise agreements. The Partnership assesses the indefinite-lived trade-names for impairment separately from goodwill. After considering the expected use of the trade-names and reviewing any legal, regulatory, contractual, obsolescence, demand, competitive or other economic factors that could limit the useful lives of the trade-names, in accordance with FASB ASC 350, the Partnership determined that the trade-names had indefinite lives. Pursuant to FASB ASC 350, indefinite-lived intangible assets are no longer amortized, but rather are reviewed, along with goodwill, annually for impairment or more frequently if impairment indicators arise. The Partnership’s license and franchise agreements are amortized over the life of the agreement, generally ranging from five to twenty years.

Self-Insurance Reserves    Reserves are recorded for the estimated amounts of guest and employee claims and expenses incurred each period that are not covered by insurance. Reserves are established for both identified claims and incurred but not reported (IBNR) claims. Such amounts are accrued for when claim amounts become probable and estimable. Reserves for identified claims are based upon our own historical claims experience and third-party estimates of settlement costs. Reserves for IBNR claims, which are not material to our consolidated financial statements, are based upon our own claims data history, as well as industry averages. All reserves are periodically reviewed for changes in facts and circumstances and adjustments are made as necessary. At December 31, 2010 and 2009 the accrued reserves totaled  $21.5 million and  $21.8 million, respectively.

Derivative Financial Instruments     The Partnership is exposed to market risks, primarily resulting from changes in interest rates and currency exchange rates. To manage these risks, it may enter into derivative transactions pursuant to its overall financial risk management program. The Partnership has only limited involvement with derivative financial instruments and does not use them for trading purposes.

The Partnership accounts for the use of derivative financial instruments according to FASB ASC 815 “Derivatives and Hedging”. For derivative instruments that hedge the exposure of variability in short-term rates, designated as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is reported as a component of “Other comprehensive income (loss)” and reclassified into earnings in the period during which the hedged transaction affects earnings. For the ineffective portion of a derivative, the change in fair value, if any, is reported in “Net effect of swaps” in earnings together with the changes in fair value of derivatives not designated as hedges. Derivative financial instruments used in hedging transactions are assessed both at inception and quarterly thereafter to ensure they are effective in offsetting changes in either the fair value or cash flows of the related underlying exposures.

Revenue Recognition    Revenues on multi-day admission tickets are recognized over the estimated number of visits expected for each type of ticket, and are adjusted periodically during the season. All other revenues are recognized on a daily basis based on actual guest spending at our facilities, or over the park operating season in the case of certain marina revenues and certain sponsorship revenues. Revenues on admission tickets for the next operating season, including season passes, are deferred in the year received and recognized as revenue in the following year.

Advertising Costs    The Partnership expenses all costs associated with its advertising, promotion and marketing programs over each park’s operating season, including certain costs incurred prior to the season that are amortized over the season. Advertising expense totaled  $51.8 million in 2010,  $52.0 million in 2009 and  $55.4 million in 2008. Certain costs incurred through year-end for the following year’s advertising programs are included in prepaid expenses.

Unit-Based Compensation    The Partnership accounts for unit-based compensation in accordance with FASB ASC 718-20 “Compensation—Stock Compensation” which requires measurement of compensation cost for all equity-based awards at fair value on the date of grant and recognition of compensation over the service period for awards expected to vest. The Partnership uses a binomial option-pricing model for all grant date estimations of fair value.

Income Taxes    The Partnership’s legal structure includes both partnerships and corporate subsidiaries. The Partnership itself is not subject to corporate income taxes; rather the Partnership’s tax attributes (except those of its corporate subsidiaries) are included in the tax returns of its partners. The Partnership’s corporate subsidiaries are subject to entity-level income taxes.

Neither the Partnership’s financial reporting income, nor the cash distributions to unitholders, can be used as a substitute for the detailed tax calculations that the Partnership must perform annually for its partners. Net income from the Partnership is not treated as “passive income” for federal income tax purposes. As a result, partners subject to the passive activity loss rules are not permitted to offset income from the Partnership with passive losses from other sources.

The Partnership’s corporate subsidiaries account for income taxes under the asset and liability method. Accordingly, deferred tax assets and liabilities are recognized for the future book and tax consequences attributable to temporary difference between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are determined using enacted tax rates expected to apply in the year in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income at the time of enactment of such change in tax rates. Any interest or penalties due for payment of income taxes are included in the provision for income taxes. The Partnership’s total provision for taxes also includes an amount for the publicly traded partnership (PTP) taxes owed (see Note 9).

Earnings Per Unit    For purposes of calculating the basic and diluted earnings per limited partner unit, no adjustments have been made to the reported amounts of net income (loss). The unit amounts used are as follows:

(In thousands except per unit amounts)	2010	2009	2008
Basic weighted average units outstanding	55,316	55,186	54,811
Effect of dilutive units:
Unit options (Note 7)	—	65	287
Phantom units (Note 7)	—	655	348

Diluted weighted average units outstanding	55,316	55,906	55,446

Net income (loss) per unit—basic	$(0.57)	$0.64	$0.10

Net income (loss) per unit—diluted	$(0.57)	$0.63	$0.10

Weighted average unit options of 304,000, 460,000, and 300,000 were excluded from the diluted earnings per unit calculation as they were anti-dilutive for 2010, 2009, and 2008, respectively.

Reclassifications    Certain prior year balances have been reclassified to conform with current year presentation.

Long-Lived Assets: (CEDAR FAIR L P)	12 Months Ended
Dec. 31, 2010
Long-Lived Assets:

(3) Long-Lived Assets:

Long-lived assets are reviewed for impairment upon the occurrence of events or changes in circumstances that would indicate that the carrying value of the assets may not be recoverable. In order to determine if an asset has been impaired, assets are grouped and tested at the lowest level for which identifiable, independent cash flows are available. A significant amount of judgment is involved in determining if an indicator of impairment has occurred. Such indicators may include, among others: a significant decline in expected future cash flows; a sustained, significant decline in equity price and market capitalization; a significant adverse change in legal factors or in the business climate; unanticipated competition; and slower growth rates. Any adverse change in these factors could have a significant impact on the recoverability of these assets and could have a material impact on our consolidated financial statements.

The long-lived asset impairment test involves a two-step process. The first step is a comparison of each asset group’s carrying value to its estimated undiscounted future cash flows expected to result from the use of the assets, including disposition. Projected future cash flows reflect management’s best estimates of economic and market conditions over the projected period, including growth rates in revenues and costs, estimates of future expected changes in operating margins and cash expenditures. Other significant estimates and assumptions include terminal value growth rates and future estimates of capital expenditures. If the carrying value of the asset group is higher than its undiscounted future cash flows, there is an indication that impairment exists and the second step must be performed to measure the amount of impairment loss. The amount of impairment is determined by comparing the implied fair value of the asset group to its carrying value in a manner consistent with the highest and best use of those assets. The Partnership estimates fair value using an income (discounted cash flows) approach, which uses an asset group’s projection of estimated operating results and cash flows that is discounted using a weighted-average cost of capital reflective of current market conditions. If the implied fair value of the assets is less than their carrying value, an impairment charge is recorded for the difference.

At the end of the fourth quarter, the Partnership concluded based on 2010 operating results, as well as updated forecasts, that a review of the carrying value of long-lived assets at California’s Great America was warranted. After performing its review, the Partnership determined that a portion of the park’s fixed assets, the majority of which were originally recorded with the PPI acquisition, were impaired. As a result, the Partnership recognized  $62.0 million of fixed-asset impairment during the fourth quarter of 2010 which is recorded in “Loss on impairment / retirement of fixed assets” on the consolidated statement of operations.

Goodwill and Other Intangible Assets: (CEDAR FAIR L P)	12 Months Ended
Dec. 31, 2010
Goodwill and Other Intangible Assets:

(4) Goodwill and Other Intangible Assets:

Goodwill and other indefinite-lived intangible assets, including trade-names, are reviewed for impairment annually, or more frequently if indicators of impairment exist. A significant amount of judgment is involved in determining if an indicator of impairment has occurred. Such indicators may include, among others: a significant decline in expected future cash flows; a sustained, significant decline in equity price and market capitalization; a significant adverse change in legal factors or in the business climate; unanticipated competition; the testing for recoverability of a significant asset group within a reporting unit; and slower growth rates. Any adverse change in these factors could have a significant impact on the recoverability of these assets and could have a material impact on our consolidated financial statements.

The goodwill impairment test involves a two-step process. The first step is a comparison of each reporting unit’s fair value to its carrying value. The Partnership estimates fair value using both an income (discounted cash flows) and market approach. The income approach uses a reporting unit’s projection of estimated operating results and cash flows that is discounted using a weighted-average cost of capital that reflects current market conditions. The projection uses management’s best estimates of economic and market conditions over the projected period including growth rates in revenues and costs, estimates of future expected changes in operating margins and cash expenditures. Other significant estimates and assumptions include terminal value growth rates, future estimates of capital expenditures and changes in future working capital requirements. A market approach estimates fair value by applying cash flow multiples to the reporting unit’s operating performance. The multiples are derived from comparable publicly traded companies with similar operating and investment characteristics of the reporting units.

If the carrying value of the reporting unit is higher than its fair value, there is an indication that impairment may exist and the second step must be performed to measure the amount of impairment loss. The amount of impairment is determined by comparing the implied fair value of reporting unit goodwill to the carrying value of the goodwill in the same manner as if the reporting unit was being acquired in a business combination. If the implied fair value of goodwill is less than the recorded goodwill, an impairment charge is recorded for the difference.

A relief-from-royalty model is used to determine whether the fair value of trade-names exceed their carrying amounts. The fair value of the trade-names is determined as the present value of fees avoided by owning the respective trade-name.

Historically, goodwill related to parks acquired prior to 2006 has been annually tested for impairment as of October 1, while goodwill and other indefinite-lived intangibles, including trade-name intangibles, related to the Paramount Parks (PPI) acquisition in 2006 have been annually tested for impairment as of April 1. Effective in December 2010, the Partnership changed the date of its annual goodwill impairment tests from April 1 and October 1 to December 31 to more closely align the impairment testing procedures with its long-range planning and forecasting process, which occurs in the fourth quarter each year. The Partnership believes the change is preferable since the long-term cash flow projections are a key component in performing its annual impairment tests of goodwill. In addition, the Partnership changed the date of its annual impairment test for other indefinite-lived intangibles from April 1 to December 31.

During 2010, the Partnership tested goodwill for impairment as of April 1, 2010 or October 1, 2010, as applicable, and again as of December 31, 2010. The tests indicated no impairment of goodwill as of any of those dates. During 2010, the Partnership tested other indefinite-lived intangibles for impairment as of April 1, 2010 and December 31, 2010. After performing the April 1, 2010 impairment test, it was determined that a portion of trade-names at certain PPI parks were impaired as the carrying values of those trade-names exceeded their fair values. As a result the Partnership recognized  $1.4 million of trade-name impairment during the second quarter of 2010. This impairment was driven mainly by an increase in the Partnership’s cost of capital in 2010 and lower projected growth rates for certain parks as of the test date. After performing the December 31, 2010 test of indefinite-lived intangibles, it was determined that a portion of the trade-names at Great America, originally recorded with the PPI acquisition, were impaired. As a result, the Partnership recognized  $0.9 million of additional trade-name impairment during the fourth quarter of 2010 which is recorded in “Loss on impairment of goodwill and other intangibles” on the consolidated statement of operations. The Partnership recognized a charge to earnings in 2009 of  $4.5 million for trade-name impairment and a total charge to earnings in 2008 of  $87.0 million for the impairment of goodwill and trade-names.

The change in accounting principle related to changing the annual goodwill impairment testing date did not delay, accelerate, avoid or cause an impairment charge. As it was impracticable to objectively determine operating and valuation estimates for periods prior to December 31, 2010, we have prospectively applied the change in the annual goodwill impairment testing date from December 31, 2010.

A summary of changes in the Partnership’s carrying value of goodwill is as follows:

(In thousands)	Goodwill (gross)	Accumulated Impairment Losses	Goodwill (net)
Balance at December 31, 2008	$302,470	$(79,868)	$222,602
Foreign currency exchange translation	17,404	—	17,404

Balance at December 31, 2009	319,874	(79,868)	240,006
Foreign currency exchange translation	6,253	—	6,253

Balance at December 31, 2010	$326,127	$(79,868)	$246,259

The Partnership’s other intangible assets consisted of the following at December 31, 2010 and 2009:

	Weighted Average Amortization Period	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
	(Amounts in thousands)
December 31, 2010
Other intangible assets:
Trade names	—	$40,227	$—	$40,227
License / franchise agreements	15.0 years	13,569	13,184	385
Non-compete agreements	5.0 years	200	180	20

Total other intangible assets	12.0 years	$53,996	$13,364	$40,632

December 31, 2009
Other intangible assets:
Trade names	—	$41,635	$—	$41,635
License / franchise agreements	15.1 years	13,664	13,151	513
Non-compete agreements	5.0 years	200	140	60

Total other intangible assets	12.0 years	$55,499	$13,291	$42,208

Amortization expense of other intangible assets for 2010, 2009, and 2008 was  $73,000,  $9,748,000, and  $1,363,000, respectively. The increase in amortization expense during 2009 reflects the accelerated amortization of the intangible asset related to the Nickelodeon licensing agreement. During that year, the Partnership determined it would not renew the licensing agreement, which expired on December 31, 2009, thus triggering the accelerated amortization in 2009. Amortization expense of other intangible assets held at December 31, 2010, is expected to total less than  $100,000 in each of the years 2011-2015.

Long-Term Debt: (CEDAR FAIR L P)	12 Months Ended
Dec. 31, 2010
Long-Term Debt:

(5) Long-Term Debt:

Long-term debt at December 31, 2010 and 2009 consisted of the following:

(In thousands)	2010	2009
Revolving credit facility	$23,200	$86,300
Term debt(1)
July 2010 U.S. term loan averaging 5.5% at 2010 (due 2010-2016)	1,157,062	—
June 2006 U.S. term loan averaging 2.23% at 2009 (due 2007-2012)	—	501,186
June 2006 Canadian term loan averaging 2.23% at 2009 (due 2007-2012)	—	143,500
June 2006 U.S. term loan averaging 4.23% at 2009 (due 2009-2014)	—	831,626
June 2006 Canadian term loan averaging 4.23% at 2009 (due 2009-2014)	—	63,734
Notes
July 2010 U.S. fixed rate note at 9.125% (due 2018)	399,441	—

	1,579,703	1,626,346
Less: current portion	—	15,959

	$1,579,703	$1,610,387

(1)	These average interest rates do not reflect the effect of interest rate swap agreements entered into on our variable-rate term debt (see Note 6).

In July 2010, the Partnership issued  $405 million of 9.125% senior unsecured notes (“the notes”), maturing in 2018, in a private placement, including  $5.6 million of original issue discount to yield 9.375%. Concurrently with this offering, the Partnership entered into a new  $1,435 million credit agreement (the 2010 Credit Agreement), which includes a  $1,175 million senior secured term loan facility and a  $260 million senior secured revolving credit facility. The net proceeds from the offering of the notes, along with borrowings under the 2010 Credit Agreement, were used to repay in full all amounts outstanding under the Partnership’s previous credit facilities. The facilities provided under the 2010 Credit Agreement are collateralized by substantially all of the assets of the Partnership.

Cedar Fair, L.P., Canada’s Wonderland Company (“Cedar Canada”), and Magnum Management Corporation (“Magnum”) are the co-issuers of the notes and co-borrowers of the senior secured credit facilities. Both the notes and senior secured credit facilities have been fully and unconditionally guaranteed, on a joint and several basis, by each 100% owned subsidiary of Cedar Fair (other than Cedar Canada and Magnum). There are no non-guarantor subsidiaries. (See Note 14 for additional information.)

Revolving Credit Loans    Terms of the 2010 Credit Agreement include a reduction in the Partnership’s previous  $310 million revolving credit facilities to a combined  $260 million facility. Under the new agreement, the Canadian portion of the revolving credit facility has a limit of  $15 million. U.S. denominated loans made under the revolving credit facility bear interest at a rate of LIBOR plus 400 basis points (bps) (with no LIBOR floor). Canadian denominated loans made under the Canadian portion of the facility also bear interest at a rate of LIBOR plus 400 bps (with no LIBOR floor). The revolving credit facility, which matures in July of 2015, also provides for the issuance of documentary and standby letters of credit. As of December 31, 2010, borrowings under the revolving credit facility were  $23.2 million at an effective rate of 4.5% and standby letters of credit totaled  $15.7 million. After letters of credit, the Partnership had  $221.1 million of available borrowings under its revolving credit facility as of December 31, 2010. The maximum outstanding revolving credit balance during 2010 was  $260.0 million under the revolving credit facility. The 2010 Credit Agreement requires the Partnership to pay a commitment fee of 50 bps per annum on the unused portion of the credit facilities.

Term Debt    The credit facilities provided under the 2010 Credit Agreement include a  $1,175 million U.S. term loan maturing on December 15, 2016. As of December 31, 2010, the U.S. term loan, which amortizes at  $11.8 million per year, bore interest at a rate of LIBOR plus 400 bps, with a LIBOR floor of 150 bps. In December of 2010, the Partnership prepaid  $15 million of the term loan, which in turn was credited against the scheduled amortization for 2011 and for a portion of 2012.

At December 31, 2010, the scheduled annual maturities of term debt were as follows (in thousands):

	2011	2012	2013	2014	2015	2016	Total
U.S. Term loan maturing in 2016	$—	$11,438	$11,750	$11,750	$11,750	$1,110,374	$1,157,062

The fair value of our term debt at December 31, 2010, was approximately  $1,146.5 million, based on borrowing rates available as of that date to the Partnership on long-term debt with similar terms and maturities. The fair value of our term debt at December 31, 2009, was approximately  $1,334.9 million, based on borrowing rates available to the Partnership on long-term debt with similar terms and maturities at December 31, 2009.

The Partnership may prepay some or all of its term debt maturing in 2016 without premium or penalty at any time.

Notes    The notes issued by the Partnership in July 2010 require semi-annual interest payments in February and August, with the principal due in full on August 1, 2018. The notes may be redeemed, in whole or in part, at any time prior to August 1, 2014 at a price equal to 100% of the principal amount of the notes redeemed plus a “make-whole” premium together with accrued and unpaid interest, if any, to the redemption date. Thereafter, the notes may be redeemed, in whole or in part, at various prices depending on the date redeemed. Prior to August 1, 2013, up to 35% of the notes may be redeemed with the net cash proceeds of certain equity offerings at 109.125%.

The fair value of the notes at December 31, 2010, was approximately  $395.8 million, based on borrowing rates available as of that date to the Partnership on notes with similar terms and maturities.

Covenants    The 2010 Credit Agreement requires the Partnership to maintain specified financial ratios, which if breached for any reason, including a decline in operating results due to economic or weather conditions, could result in an event of default under the agreement. The most critical of these ratios is the Consolidated Leverage Ratio. As of December 31, 2010 this ratio is set at 6.25x Consolidated Total Debt (excluding the revolving debt)-to-Consolidated EBITDA. As of December 31, 2010, the Partnership’s Consolidated Total Debt (excluding revolving debt)-to-Consolidated EBITDA (as defined) ratio was 4.33x, providing  $110.2 million of consolidated EBITDA cushion on the Consolidated Leverage Ratio. The Partnership was in compliance with all other covenants as of December 31, 2010.

The 2010 Credit Agreement also includes provisions that allow the Partnership to make restricted payments of up to  $20 million annually at the discretion of the Board of Directors. These restricted payments are not subject to any specific covenants. Beginning in 2012, additional restricted payments are allowed to be made based on an Excess-Cash-Flow formula, should the Partnership’s pro-forma Consolidated Leverage Ratio be less than or equal to 4.50x Consolidated Total Debt (excluding the revolving debt)-to-Consolidated EBITDA. Per the terms of the indenture governing the Partnership’s notes, the ability to make restricted payments in 2011 and beyond is permitted should the Partnership’s trailing-twelve-month Total-Indebtedness-to-Consolidated-Cash-Flow Ratio (measured quarterly) be less than or equal to 4.75x consolidated total indebtedness (including revolving debt)-to-consolidated EBITDA.

In addition to the above mentioned covenants and provisions, the 2010 Credit Agreement contains an initial three-year requirement that at least 50% of the Partnership’s aggregate term debt and senior notes be subject to either a fixed interest rate or interest rate protection.

The Partnership’s policy is to capitalize interest on major construction projects. In 2010, interest payments of  $1.3 million were capitalized, as compared to interest of  $1.6 million capitalized in both 2009 and 2008.

Derivative Financial Instruments: (CEDAR FAIR L P)	12 Months Ended
Dec. 31, 2010
Derivative Financial Instruments:

(6) Derivative Financial Instruments:

Derivative financial instruments are only used within the Partnership’s overall risk management program to manage certain interest rate and foreign currency risks from time to time. The Partnership does not use derivative financial instruments for trading purposes.

The Partnership has effectively converted a total of  $1.0 billion of its variable-rate debt to fixed rates through the use of several interest rate swap agreements. Cash flows related to these interest rate swap agreements are included in interest expense over the term of the agreements. The swap agreements outstanding are set to expire in October 2011. The Partnership has designated these interest rate swap agreements and hedging relationships as cash flow hedges. The fair market value of these agreements at December 31, 2010, which was obtained from broker quotes, was recorded as a liability of  $48.0 million in “Current derivative liability” on the consolidated balance sheet. The fair market value of these agreements at December 31, 2009 was recorded as a liability of  $83.4 million in “Derivative Liability” on the consolidated balance sheet. As a part of our quarterly regression analysis testing of the effectiveness of these cash flow swaps, the swaps were deemed to be ineffective as of October 2009. As a result of this ineffectiveness, losses recorded in “Accumulated other comprehensive income” (AOCI) will be amortized through October 2011. The amount recorded in AOCI to be amortized was  $91.8 million at the time of ineffectiveness, of which  $34.4 million remained still to be amortized in AOCI as of December 31, 2010.

The Partnership has also effectively converted  $268.7 million of term debt related to its wholly owned Canadian subsidiary from variable U.S. dollar denominated debt to fixed-rate Canadian dollar denominated debt through the use of cross-currency swap agreements. The Partnership originally designated these cross-currency swaps as foreign currency cash flow hedges. Cash flows related to these swap agreements, which expire in February 2012, are included in interest expense over the term of the agreement. The fair market value of the cross-currency swaps was a liability of  $54.5 million at December 31, 2010 and  $46.3 million at December 31, 2009, which was recorded in “Derivative Liability” on the consolidated balance sheet. As a result of paying down a portion of the underlying Canadian term debt with net proceeds from the sale of surplus land near Canada’s Wonderland in August 2009, the notional amounts of the underlying debt and the cross currency swaps no longer match. Because of the mismatch of the notional amounts, the Partnership determined the swaps were no longer highly effective, resulting in the de-designation of the swaps as of the end of August 2009. As a result of this de-designation, losses recorded in AOCI are being amortized through February 2012 (the original hedge period). The amount recorded in AOCI to be amortized was  $15.1 million at the time of de-designation, of which approximately  $422,000 still remained to be amortized in AOCI as of December 31, 2010.

In order to maintain fixed interest costs on a portion of its domestic term debt beyond the expiration of the existing swaps and comply with the 2010 Credit Agreement requirement that at least 50% of the Partnership’s aggregate term debt and senior notes be subject to either a fixed interest rate or interest rate protection, in September 2010 the Partnership entered into several forward-starting swap agreements that will effectively convert a total of  $600 million of variable-rate debt to fixed rates beginning in October 2011. These forward-starting swap agreements, which have also been designated as cash flow hedges, mature in December 2015 and have fixed LIBOR at a weighted-average rate of 2.57%. The fair market value of these agreements at December 31, 2010 was an asset of  $6.3 million, which was recorded in “Other Assets” on the consolidated balance sheet. No ineffectiveness related to the forward-starting swaps was recorded in any period presented.

(In thousands):	Consolidated Balance Sheet Location	Fair Value as of December 31, 2010	Fair Value as of December 31, 2009
Derivatives designated as hedging instruments:
Interest rate swaps	Other Assets	$6,294	$—
Interest rate swaps	Current derivative liability	(47,986)	—
Interest rate swaps	Derivative Liability	—	(83,359)

Total derivatives designated as hedging instruments:		(41,692)	(83,359)

Derivatives not designated as hedging instruments:
Cross-currency swaps	Derivative Liability	(54,517)	(46,303)

Net derivative liability		$(96,209)	$(129,662)

The following table presents our existing fixed-rate swaps, which mature October 1, 2011, along with their notional amounts and their fixed interest rates, which compare to 30-day LIBOR of 0.26% as of December 31, 2010. The table also presents our cross-currency swaps and their notional amounts and interest rates as of December 31, 2010.

	Interest Rate Swaps		Cross-currency Swaps
( $’s in thousands)	Notional Amounts	LIBOR Rate	Notional Amounts	Implied Interest Rate
	$200,000	5.64%	$258,000	7.31%
	200,000	5.64%	525	9.50%
	200,000	5.64%
	200,000	5.57%
	100,000	5.60%
	100,000	5.60%

Total $’s / Average Rate	$1,000,000	5.62%	$258,525	7.31%

The following table presents our forward-starting fixed-rate swaps, which become effective October 1, 2011 and mature December 15, 2015, along with their notional amounts and their fixed interest rates.

	Forward-Starting Interest Rate Swaps
( $’s in thousands)	Notional Amounts	Interest Rate
	$200,000	2.51%
	75,000	2.54%
	50,000	2.53%
	150,000	2.67%
	50,000	2.53%
	50,000	2.67%
	25,000	2.53%

Total $’s / Average Rate	$600,000	2.57%

Effects of Derivative Instruments on Income and Other Comprehensive Income (Loss):

(In thousands):	Amount of Gain (Loss) recognized in OCI on Derivatives (Effective Portion)		Amount and Location of Gain (Loss) Reclassified from Accumulated OCI into Income (Effective Portion)			Amount and Location of Gain (Loss) Recognized in Income on Derivative (Ineffective Portion)
Derivatives designated as Cash Flow Hedging Relationships	Twelve months ended 12/31/10	Twelve months ended 12/31/09		Twelve months ended 12/31/10	Twelve months ended 12/31/09		Twelve months ended 12/31/10	Twelve months ended 12/31/09
Interest rate swaps	$6,294	$23,142	Interest Expense	$—	$(43,051)	Net effect of swaps	$35,372	$8,401
Cross-currency swaps(1)	—	(22,067)	Interest Expense	—	(6,720)		N/A	N/A

Total	$6,294	$1,075		$—	$(49,771)		$35,372	$8,401

(In thousands):	Amount and Location of Gain (Loss) Recognized in Income on Derivative
Derivatives not designated as Cash Flow Hedging Relationships		Twelve months ended 12/31/10	Twelve months ended 12/31/09
Cross-currency swaps(1)	Net effect of swaps	$(5,756)	$(7,694)

(1)	The cross currency swaps became ineffective and were de-designated in August 2009.

In addition to the  $29.6 million of gain recognized in income on the ineffective portion of derivatives noted in the table above,  $50.3 million of expense representing the amortization of amounts in AOCI for the swaps and a  $2.5 million foreign currency gain during the year related to the U.S. dollar denominated Canadian term loan was recorded during the fiscal year in the consolidated statements of operations. The net effect of these amounts resulted in a charge to earnings for the year of  $18.2 million recorded in “Net effect of swaps.” For 2010, an additional  $9.5 million of amortization of amounts in AOCI for the cross-currency swaps was recorded as a charge to earnings in “Loss on early extinguishment of debt” in the consolidated statements of operations as a result of the debt financing and the reduction of the majority of the U.S. dollar denominated Canadian term loan.

The amounts reclassified from AOCI into income for the periods noted above are in large part the result of the Partnership’s initial three-year requirement to swap at least 50% of its aggregate term debt to fixed rates under the terms of its 2006 credit agreement.

Partners' Equity: (CEDAR FAIR L P)	12 Months Ended
Dec. 31, 2010
Partners' Equity:

(7) Partners’ Equity:

Special L.P. Interests    In accordance with the Partnership Agreement, certain partners were allocated  $5.3 million of 1987 and 1988 taxable income (without any related cash distributions) for which they received Special L.P. Interests. The Special L.P. Interests do not participate in cash distributions and have no voting rights. However, the holders of Special L.P. Interests will receive in the aggregate  $5.3 million upon liquidation of the Partnership.

Equity-Based Incentive Plans    In August 2000, the Partnership’s unitholders approved the establishment of an Equity Incentive Plan allowing the award of up to 4.8 million unit options and other forms of equity as determined by the Compensation Committee of the Board of Directors as an element of compensation to senior management and other key employees. Grants were made by the Compensation Committee through December 31, 2008. Following the adoption of the 2008 Omnibus Incentive Plan (Omnibus Plan), the Board of Directors prohibited any further grants under the Equity Incentive Plan. The Omnibus Plan was approved by the Partnership’s unitholders in May of 2008 and superseded and replaced the following incentive compensation plans: our Amended and Restated Senior Management Long-Term Incentive Compensation Plan, our Amended and Restated 2000 Equity Incentive Plan, and our Amended and Restated 2000 Senior Executive Management Incentive Plan. The Omnibus Plan provides an opportunity for officers, directors, and eligible persons to acquire an interest in the growth and performance of our units and provides employees annual and long-term incentive awards as determined by the Board of Directors. Under the Omnibus Plan, the Compensation Committee of the Board of Directors may grant unit options, unit appreciation rights, restricted units, performance awards, other unit awards, cash incentive awards and long-term incentive awards.

Phantom Units

During 2010, 207,650 “phantom units” were awarded at an average grant price of  $14.51 per unit. These awards generally vest over an approximately four-year period and can be paid with cash, limited partnership units, or a combination of both. The effect for outstanding “phantom units” has been included in the diluted earnings per unit calculation, as half of the awards are expected to be settled in limited partnership units. Approximately  $3.5 million,  $3.0 million and  $0.5 million in compensation expense related to “phantom units” was recognized in 2010, 2009 and 2008, respectively. These amounts are included in “Selling, General and Administrative Expense” in the accompanying consolidated statements of operations.

At year-end, the Partnership had 656,673 “phantom units” outstanding, 544,743 of which were vested, at the December 31, 2010 closing price of  $15.16 per unit. The aggregate market value of the “phantom units” vested at year-end, which has been reflected on the balance sheet in “Other Liabilities,” was  $8.3 million in 2010 and  $6.0 million in 2009. At December 31, 2010, unamortized compensation related to unvested phantom unit awards totaled approximately  $1.7 million, which is expected to be amortized over a weighted average period of 2.6 years.

Performance Units

During 2010, 40,073 “performance units” were awarded at a grant price of  $14.51 per unit. The number of “performance units” issuable is contingently based upon certain performance targets over a multi-year period. The awards vest 50% in March 2012 and 50% in March 2013, assuming targets are achieved, and can be paid with cash, limited partnership units, or a combination of both. The effect for outstanding “performance units” has been appropriately excluded from the diluted earnings per unit calculation, as not all performance conditions have been met as of year-end. Approximately  $864,000,  $476,000 and  $188,000 in 2010, 2009 and 2008, respectively, was recorded in compensation expense related to “performance units” and is included in “Selling, General and Administrative Expense” in the accompanying consolidated statements of operations.

At year-end, the Partnership had 298,745 “performance units” outstanding at the December 31, 2010 closing price of  $15.16 per unit. The estimated aggregate market value of the “performance units” contingently issuable at year-end, which has been reflected on the balance sheet in “Other Liabilities,” was approximately  $1,529,000 in 2010 and  $664,000 in 2009. At December 31, 2010, unamortized compensation related to unvested “performance unit” awards totaled approximately  $1.5 million, which is expected to be amortized over a weighted average period of 2.0 years.

Unit Options

Options are issued with an exercise price no less than the market price of the Partnership’s units on the day before the date of grant. Variable-price options have an exercise price that declines by the value of cash distributions declared on the underlying limited partnership units. All options vest ratably over a five-year period, or when other conditions are met, and have a maximum term of ten years. As of December 31, 2010, the Partnership had 1,400 variable-price options and 340,100 fixed-price options outstanding under the Equity Incentive Plan. There were no unit options granted in 2010, 2009 or 2008.

No non-cash compensation expense relating to unit options was recognized in 2010, 2009 or 2008.

A summary of unit option activity in 2010 and 2009 is presented below:

	2010		2009
	Unit Options	Weighted Average Exercise Price	Unit Options	Weighted Average Exercise Price
Outstanding, beginning of year	428,100	$20.31	508,650	$18.15
Granted	—	—	—	—
Exercised	(57,200)	3.16	(75,100)	3.63
Forfeited	(29,400)	21.21	(5,450)	22.15

Outstanding, end of year	341,500	$23.10	428,100	$20.31

Options exercisable, end of year	341,500	$23.10	428,100	$20.31

Cash received from unit option exercises totaled approximately  $7,000 in 2010,  $4,000 in 2009, and  $4,541,000 in 2008.

The following table summarizes information about vested unit options outstanding at December 31, 2010:

Vested Options Outstanding

Type	Range of Exercise Prices	Unit Options	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price
Variable	$17.67 - $17.67	1,400	2.8 years	$17.67
Fixed	$20.60 - $28.45	340,100	1.0 years	$23.12
Outstanding at year-end	$17.67 - $28.45	341,500	1.0 years	$23.10
Aggregate intrinsic value		$—

The total intrinsic value of options exercised during the years ended December 31, 2010, 2009 and 2008 was  $0.5 million,  $0.6 million, and  $13.1 million, respectively.

The Partnership did not have any unvested unit options at December 31, 2010, as all options were vested by December 31, 2008. In addition, there were no unrecognized compensation costs related to unit options as of December 31, 2010.

The Partnership has a policy of issuing limited partnership units from treasury to satisfy option exercises and expects its treasury unit balance to be sufficient for 2011, based on estimates of option exercises for that period.

Retirement Plans: (CEDAR FAIR L P)	12 Months Ended
Dec. 31, 2010
Retirement Plans:

(8) Retirement Plans:

The Partnership has trusteed, noncontributory retirement plans for the majority of its full-time employees. Contributions are discretionary and amounts accrued were approximately  $4.1 million in 2010,  $3.6 million in 2009 and  $3.7 million in 2008. These plans also permit employees to contribute specified percentages of their salary, matched up to a limit by the Partnership. Matching contributions, net of forfeitures, approximated  $1.5 million in 2010,  $1.5 million in 2009 and  $1.6 million in 2008.

In addition, approximately 114 employees are covered by union-sponsored, multi-employer pension plans for which approximately  $1.1 million,  $1.1 million and  $0.8 million were contributed for the years ended December 31, 2010, 2009, and 2008, respectively. The Partnership has no plans to withdraw from any of the multi-employer plans. The Partnership believes that the withdrawal liability from any such withdrawal, as defined by the Multi-employer Pension Plan Amendments Act of 1980, would not be material.

Income and Partnership Taxes: (CEDAR FAIR L P)	12 Months Ended
Dec. 31, 2010
Income and Partnership Taxes:

(9) Income and Partnership Taxes:

Federal and state tax legislation in 1997 provided a permanent income tax exemption to existing publicly traded partnerships (PTP), such as Cedar Fair, L.P., with a PTP tax levied on partnership gross income (net revenues less cost of food, merchandise and games) beginning in 1998. In addition, income taxes are recognized for the amount of taxes payable by the Partnership’s corporate subsidiaries for the current year and for the impact of deferred tax assets and liabilities, which represent future tax consequences of events that have been recognized differently in the financial statements than for tax purposes. As such, the Partnership’s total provision for taxes includes amounts for both the PTP tax and for income taxes on the Partnership’s corporate subsidiaries.

The Partnership’s 2010 tax provision totals  $3.2 million, which consists of a  $7.9 million provision for the PTP tax and a  $4.7 million benefit for income taxes. This compares to the Partnership’s 2009 tax provision of  $14.9 million, which consisted of a  $7.0 million provision for the PTP tax and a  $7.9 million provision for income taxes, and the 2008 tax benefit of  $0.9 million, which consisted of an  $8.5 million provision for the PTP tax and a  $9.4 million benefit for income taxes. The calculation of the provision for taxes involves significant estimates and assumptions and actual results could differ from those estimates.

Significant components of income (loss) before taxes are as follows:

(In thousands)	2010	2009	2008
Domestic	$(28,996)	$19,440	$(16,979)
Foreign	674	30,967	21,750

	$(28,322)	$50,407	$4,771

The provision (benefit) for income taxes is comprised of the following:

(In thousands)	2010	2009	2008
Income taxes:
Current federal	$1,174	$3,038	$995
Current state and local	1,748	478	171
Current foreign	6,493	10,068	7,269

Total current	9,415	13,584	8,435

Deferred federal, state and local	(8,399)	(1,827)	(17,107)
Deferred foreign	(5,741)	(3,857)	(720)

Total deferred	(14,140)	(5,684)	(17,827)

	$(4,725)	$7,900	$(9,392)

The provision for income taxes for the Partnership’s corporate subsidiaries differs from the amount computed by applying the U.S. federal statutory income tax rate of 35% to the Partnership’s income before provision for income taxes.

The sources and tax effects of the differences are as follows:

(In thousands)	2010	2009	2008
Income tax expense based on the U.S. federal statutory tax rate	$(9,913)	$17,643	$1,670
Partnership loss (income) not deductible (includible) from (in) corporate income	3,909	(12,470)	(20,649)
State and local taxes, net of federal income tax benefit	(921)	(444)	(1,907)
Valuation allowance	4,425	7,684	9,333
Impairment of nondeductible goodwill	—	—	6,613
Adjustment of deferred state tax rates	—	—	(1,548)
Benefit of reduced statutory foreign tax rates	—	(4,833)	—
Tax credits	(2,706)	(355)	(833)
Nondeductible expenses and other	481	675	(2,071)

	$(4,725)	$7,900	$(9,392)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

Significant components of deferred tax assets and liabilities as of December 31, 2010 and 2009 are as follows:

(In thousands)	2010	2009
Deferred tax assets:
Options and deferred compensation	$7,053	$6,925
Accrued expenses	5,132	4,953
Foreign tax credits	42,682	35,874
Tax attribute carryforwards	26,335	20,620
Derivatives	2,536	13,956
Intangibles	5,450	9,465
Other, net	1,714	2,445

Deferred tax assets	90,902	94,238
Valuation allowance	(27,743)	(23,318)

Net deferred tax assets	63,159	70,920

Deferred tax liabilities:
Property	(179,611)	(196,688)
Foreign currency translation	(9,504)	(5,631)

Deferred tax liabilities	(189,115)	(202,319)

Net deferred tax liability	$(125,956)	$(131,399)

As of December 31, 2010, the Partnership had  $42.7 million of foreign tax credit carryforwards available for U.S. federal income tax purposes. A  $27.7 million valuation allowance has been recorded,  $23.3 million in prior years and  $4.4 million in 2010, to reflect uncertainties regarding the use of these foreign tax credits before they begin expiring in 2016. The valuation allowance is based on estimates of taxable income and loss from the foreign jurisdictions in which the Partnership operates and the period over which its deferred tax assets will be realized.

Additionally, as of December 31, 2010, the Partnership had  $26.3 million of tax attribute carryforwards consisting of alternative minimum tax credits ( $1.7 million), general business credits ( $6.2 million) and the tax effect of federal and state net operating loss carryforwards ( $11.1 million and  $7.3 million, respectively). Alternative minimum tax credits do not expire. The general business credits will begin to expire in 2027. The federal and state net operating loss carryforwards will begin to expire from 2017 to 2027. The Partnership expects to fully realize these tax attribute carryforwards. As such, no valuation allowance has been recorded relating to these tax attribute carryforwards.

As of December 31, 2009, the Partnership adjusted its deferred tax assets and liabilities to reflect the impact of changes to the enacted statutory tax rates in Canada ( $4.8 million tax benefit).

The net current and non-current components of deferred taxes recognized as of December 31, 2010 and 2009 in the consolidated balance sheets are as follows:

(In thousands)	2010	2009
Net current deferred tax asset	$5,874	$6,725
Net non-current deferred tax liability	(131,830)	(138,124)

Net deferred tax liability	$(125,956)	$(131,399)

The net current deferred tax asset amounts are reported as “Current deferred tax asset,” and the net non-current deferred tax liability amounts are reported as “Deferred Tax Liability” in the accompanying consolidated balance sheets.

As of December 31, 2010, the Partnership has recorded deferred tax liabilities of  $2.6 million to account for the tax effect of derivatives and foreign currency translation adjustments included in Other Comprehensive Income.

The Partnership has no unrecognized income tax benefits. Further, the Partnership has no tax positions for which it estimates a significant change to the amount of unrecognized tax benefits over the next 12 months.

The Partnership and its corporate subsidiaries are subject to taxation in the U.S., Canada and various state and local jurisdictions. As such, the tax returns of the Partnership are subject to examination by federal, state and local tax authorities. If such examinations result in changes to Partnership allocable taxable income or loss, the tax liability of the partners could be changed accordingly. The U.S. tax return of the Partnership has been examined through December 2003. The U.S. tax return of the Partnership’s corporate subsidiaries has been examined through March 1999; the March 2009 tax return is currently under examination. With few exceptions, the Partnership and its corporate subsidiaries are no longer subject to examination by the major taxing authorities for tax years before 2007.

Operating Lease Commitments and Contingencies: (CEDAR FAIR L P)	12 Months Ended
Dec. 31, 2010
Operating Lease Commitments and Contingencies:

(10) Operating Lease Commitments and Contingencies:

Operating Lease Commitments

The Partnership has commitments under various operating leases at its parks. Minimum lease payments under non-cancelable operating leases as of December 31, 2010 are as follows (in thousands):

2011	$6,303
2012	5,865
2013	5,650
2014	5,476
2015	5,397
Thereafter	22,424

$51,115

Lease expense, which includes short-term rentals for equipment and machinery, for 2010, 2009 and 2008 totaled  $9.4 million,  $9.6 million and  $10.2 million, respectively.

Contingencies

The Partnership is party to a lawsuit with its largest unitholder that alleges, among other things, that the General Partner breached the terms of the Fifth Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”) by indicating that unitholders may lack the right to nominate candidates, or to solicit proxies in support of new candidates, for election to the board of directors of the General Partner. The Partnership has filed an answer denying the allegations as set forth in the complaint.

The Partnership is also a party to a number of lawsuits arising in the normal course of business. In the opinion of management, none of these matters will have a material effect in the aggregate on the Partnership’s financial statements.

In 2009, the Partnership agreed to a  $9.0 million settlement of a California class-action lawsuit. The settlement, which was paid in 2010, was recorded as a liability in “Other accrued liabilities” on the December 31, 2009 consolidated balance sheet and recognized as a charge in “Operating expenses” in the 2009 consolidated statement of operations.

Fair Value Measurements: (CEDAR FAIR L P)	12 Months Ended
Dec. 31, 2010
Fair Value Measurements:

(11) Fair Value Measurements:

The FASB’s ASC emphasizes that fair value is a market-based measurement that should be determined based on assumptions (inputs) that market participants would use in pricing an asset or liability. Inputs may be observable or unobservable, and valuation techniques used to measure fair value should maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Accordingly, the FASB’s ASC establishes a hierarchal disclosure framework that ranks the quality and reliability of information used to determine fair values. The hierarchy is associated with the level of pricing observability utilized in measuring fair value and defines three levels of inputs to the fair value measurement process—quoted prices are the most reliable valuation inputs, whereas model values that include inputs based on unobservable data are the least reliable. Each fair value measurement must be assigned to a level corresponding to the lowest level input that is significant to the fair value measurement in its entirety.

The three broad levels of inputs defined by the fair value hierarchy are as follows:

•	Level 1—inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

•

Level 2—inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

•	Level 3—inputs to the valuation methodology are unobservable and significant to the fair value measurement.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The table below presents the balances of liabilities measured at fair value as of December 31, 2010 and 2009 on a recurring basis:

(In thousands)	Total	Level 1	Level 2	Level 3
December 31, 2010
Interest rate swap agreements(1)	$6,294	$—	$6,294	$—
Interest rate swap agreements(2)	(47,986)	—	(47,986)	—
Cross-currency swap agreements(3)	(54,517)	—	(54,517)	—

Total	$(96,209)	$—	$(96,209)	$—

December 31, 2009
Interest rate swap agreements(3)	$(83,359)	$—	$(83,359)	$—
Cross-currency swap agreements(3)	(46,303)	—	(46,303)	—

Total	$(129,662)	$—	$(129,662)	$—

(1)	Included in “Other Assets” on the Consolidated Balance Sheet
(2)	Included in “Current derivative liability” on the Consolidated Balance Sheet
(3)	Included in “Derivative Liability” on the Consolidated Balance Sheet

Fair values of the interest rate and cross-currency swap agreements are determined using significant inputs, including the LIBOR and foreign currency forward curves, that are considered Level 2 observable market inputs. In addition, the Partnership considered the effect of its credit and non-performance risk on the fair values provided, and recognized an adjustment increasing the derivative liabilities by approximately  $3.0 million as of December 31, 2010. The Partnership monitors the credit and non-performance risk associated with its derivative counter-parties and believes them to be insignificant and not warranting a credit adjustment at December 31, 2010.

The table below presents the balances of assets measured at fair value as of December 31, 2010 and 2009 on a non-recurring basis:

(In thousands)	Total	Level 1	Level 2	Level 3
December 31, 2010
Long-lived fixed assets(1)	$46,276	$—	$—	$46,276
Trade-names(2)	697	—	—	697

Total	$46,973	$—	$—	$46,973

December 31, 2009
Trade-names(2)	$41,635	$—	$—	$41,635

Total	$41,635	$—	$—	$41,635

(1)	Included in “Net, Property and Equipment” on the Consolidated Balance Sheet
(2)	Included in “Other Intangibles, net” on the Consolidated Balance Sheet

A relief-from-royalty model is used to determine whether the fair value of trade-names exceeds their carrying amount. The fair value of the trade-names is determined as the present value of fees avoided by owning the respective trade-name.

In 2010, the Partnership concluded, based on operating results as well as updated forecasts, that a review of the carrying value of long-lived assets at California’s Great America was warranted. After performing its review, the Partnership determined that a portion of the park’s fixed assets, the majority of which were originally recorded with the PPI acquisition, were impaired. As a result, it recognized  $62.0 million of fixed-asset impairment during 2010.

After completing its 2010 and 2009 annual reviews of indefinite-lived intangibles for impairment, the Partnership concluded that a portion of trade-names originally recorded with the PPI acquisition were impaired. As a result, the Partnership recognized approximately  $2.3 million and  $4.5 million of trade-name impairment during 2010 and 2009, respectively.

Termination of Agreement with Private Equity Firm: (CEDAR FAIR L P)	12 Months Ended
Dec. 31, 2010
Termination of Agreement with Private Equity Firm:

(12) Termination of Agreement with Private Equity Firm:

On April 6, 2010, the Partnership and the affiliates of Apollo Global Management (Apollo) mutually terminated the merger agreement originally entered into on December 16, 2009. Consistent with the terms of the agreement, the Partnership paid Apollo  $6.5 million to reimburse Apollo for certain expenses incurred in connection with the transaction. In addition, both parties released each other from all obligations with respect to the proposed merger transaction, as well as from any claims arising out of or relating to the merger agreement. The  $6.5 million paid to Apollo in April was recognized as a charge to earnings in “Selling, general and administrative” in the second quarter of 2010. The Partnership incurred approximately  $10.4 million in costs associated with the terminated merger during 2010, and a total of  $16.0 million of costs since the merger was initially announced.

The Partnership remains an independent public company and its units continue to be listed and traded on the New York Stock Exchange under the symbol “FUN.”

Subsequent Event: (CEDAR FAIR L P)	12 Months Ended
Dec. 31, 2010
Subsequent Event:

(13) Subsequent Event:

On February 25, 2011, the Partnership amended its 2010 Credit Agreement and extended the maturity date of the U.S. term loan portion of the credit facilities by one year. The extended U.S. term loan matures in December 2017 and bears interest at a rate of LIBOR plus 300 bps, with a LIBOR floor of 100 bps. The amendment also modifies the restricted payment provisions of the 2010 Credit Agreement and includes provisions that allow the Partnership to make restricted payments of up to  $60 million in 2011 and up to  $20 million annually thereafter, at the discretion of the Board of Directors, so long as no default or event of default has occurred and is continuing. These restricted payments are not subject to any specific covenants. Beginning in 2012, additional restricted payments are still allowed to be made based on an Excess-Cash-Flow formula, should the Partnership’s pro-forma Consolidated Leverage Ratio be less than or equal to 4.50x consolidated total debt (excluding the revolving debt)-to-consolidated EBITDA, measured on a quarterly basis.

Consolidating Financial Information of Guarantors and Issuers (CEDAR FAIR L P)	12 Months Ended
Dec. 31, 2010
Consolidating Financial Information of Guarantors and Issuers

(14) Consolidating Financial Information of Guarantors and Issuers

Cedar Fair, L.P., Cedar Canada, and Magnum are the co-issuers of the Partnership’s 9.125% notes (see Note 5). The notes have been fully and unconditionally guaranteed, on a joint and several basis, by each 100% owned subsidiary of Cedar Fair (other than Cedar Canada and Magnum) that guarantees the Partnership’s senior secured credit facilities. There are no non-guarantor subsidiaries.

The following consolidating schedules present condensed financial information for Cedar Fair, L.P., Cedar Canada, and Magnum, the co-issuers, and each 100% owned subsidiary of Cedar Fair (other than Cedar Canada and Magnum), the guarantors (on a combined basis), as of December 31, 2010, and 2009, and for the three years ended December 31, 2010. In lieu of providing separate unaudited financial statements for the guarantor subsidiaries, we have included the accompanying consolidating condensed financial statements.

Since Cedar Fair, L.P., Cedar Canada and Magnum are co-issuers of the notes and senior secured credit facilities, all outstanding debt has been equally reflected within each co-issuer’s December 31, 2010 balance sheet in the accompanying consolidating condensed financial statements.

CEDAR FAIR, L.P.

CONDENSED CONSOLIDATING BALANCE SHEET

December 31, 2010

(In thousands)

	Cedar Fair L.P. (Parent)	Co-Issuer Subsidiary (Magnum)	Co-Issuer Subsidiary (Cedar Canada)	Guarantor Subsidiaries	Eliminations	Total
ASSETS
Current Assets:
Cash and cash equivalents	$—	$1,461	$6,943	$1,361	$—	$9,765
Receivables	—	59,686	94,404	508,676	(650,426)	12,340
Inventories	—	1,732	2,536	27,874	—	32,142
Current deferred tax asset	—	1,686	779	3,409	—	5,874
Other current assets	460	1,242	370	8,141	—	10,213

	460	65,807	105,032	549,461	(650,426)	70,334
Property and Equipment (net)	465,364	1,090	268,258	941,929	—	1,676,641
Investment in Park	504,414	642,278	116,053	60,602	(1,323,347)	—
Intercompany Note Receivable	—	270,188	20,000	—	(290,188)	—
Goodwill	9,061	—	125,979	111,219	—	246,259
Other Intangibles, net	—	—	17,840	22,792	—	40,632
Deferred Tax Asset	—	44,450	—	—	(44,450)	—
Intercompany Receivable	886,883	1,107,030	1,165,493	—	(3,159,406)	—
Other Assets	23,855	13,469	9,998	1,256	—	48,578

	$1,890,037	$2,144,312	$1,828,653	$1,687,259	$(5,467,817)	$2,082,444

LIABILITIES AND PARTNERS’ EQUITY
Current Liabilities:
Accounts payable	$115,116	$303,387	$22,261	$220,449	$(650,426)	$10,787
Deferred revenue	—	—	3,384	22,944	—	26,328
Accrued interest	4,754	72	15,583	—	—	20,409
Accrued taxes	3,899	2,168	6,200	2,877	—	15,144
Accrued salaries, wages and benefits	—	11,433	1,242	5,545	—	18,220
Self-insurance reserves	—	3,354	1,687	16,446	—	21,487
Current derivative liability	47,986	—	—	—	—	47,986
Other accrued liabilities	1,443	5,831	420	797	—	8,491

	173,198	326,245	50,777	269,058	(650,426)	168,852
Deferred Tax Liability	—	—	62,290	113,990	(44,450)	131,830
Derivative Liability	—	—	54,517	—	—	54,517
Other Liabilities	—	10,406	—	—	—	10,406
Intercompany Note Payable	—	20,000	—	270,188	(290,188)	—
Long-Term Debt:
Revolving credit loans	23,200	23,200	23,200	—	(46,400)	23,200
Term debt	1,157,062	1,157,062	1,157,062	—	(2,314,124)	1,157,062
Notes	399,441	399,441	399,441	—	(798,882)	399,441

	1,579,703	1,579,703	1,579,703	—	(3,159,406)	1,579,703
Equity	137,136	207,958	81,366	1,034,023	(1,323,347)	137,136

	$1,890,037	$2,144,312	$1,828,653	$1,687,259	$(5,467,817)	$2,082,444

CEDAR FAIR, L.P.

CONDENSED CONSOLIDATING BALANCE SHEET

December 31, 2009

(In thousands)

	Cedar Fair L.P. (Parent)	Co-Issuer Subsidiary (Magnum)	Co-Issuer Subsidiary (Cedar Canada)	Guarantor Subsidiaries	Eliminations	Total
ASSETS
Current Assets:
Cash and cash equivalents	$—	$1,243	$9,947	$738	$—	$11,928
Receivables	—	55,361	74,318	447,513	(570,657)	6,535
Inventories	—	1,719	2,131	23,415	—	27,265
Current deferred tax asset	—	2,539	801	3,385	—	6,725
Other current assets	296	1,447	388	6,724	—	8,855

	296	62,309	87,585	481,775	(570,657)	61,308
Property and Equipment (net)	475,449	1,144	263,506	1,040,970	—	1,781,069
Investment in Park	517,599	863,119	—	60,327	(1,441,045)	—
Intercompany Note Receivable	699,625	272,938	—	—	(972,563)	—
Goodwill	9,061	—	119,727	111,218	—	240,006
Other Intangibles, net	—	100	16,955	25,153	—	42,208
Deferred Tax Asset	—	36,986	—	4	(36,990)	—
Other Assets	18,775	—	681	1,392	—	20,848

	$1,720,805	$1,236,596	$488,454	$1,720,839	$(3,021,255)	$2,145,439

LIABILITIES AND EQUITY
Current Liabilities:
Current maturities of long-term debt	$13,812	$—	$2,147	$—	$—	$15,959
Accounts payable	76,204	286,085	17,912	200,496	(570,657)	10,040
Deferred revenue	—	—	3,006	20,170	—	23,176
Accrued interest	4,854	—	51	—	—	4,905
Accrued taxes	3,638	380	10,530	3,382	—	17,930
Accrued salaries, wages and benefits	—	12,571	1,109	5,328	—	19,008
Self-insurance reserves	—	3,583	1,671	16,531	—	21,785
Other accrued liabilities	5,777	11,625	283	1,032	—	18,717

	104,285	314,244	36,709	246,939	(570,657)	131,520
Deferred Tax Liability	—	—	44,124	130,990	(36,990)	138,124
Derivative Liability	83,359	—	46,303	—	—	129,662
Other Liabilities	—	7,884	—	—	—	7,884
Intercompany Note Payable	—	699,625	—	272,938	(972,563)	—
Long-Term Debt:
Revolving credit loans	86,300	—	—	—	—	86,300
Term debt	1,318,999	—	205,088	—	—	1,524,087

	1,405,299	—	205,088	—	—	1,610,387
Equity	127,862	214,843	156,230	1,069,972	(1,441,045)	127,862

	$1,720,805	$1,236,596	$488,454	$1,720,839	$(3,021,255)	$2,145,439

CEDAR FAIR, L.P.

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

(In thousands)

	Cedar Fair L.P. (Parent)	Co-Issuer Subsidiary (Magnum)	Co-Issuer Subsidiary (Cedar Canada)	Guarantor Subsidiaries	Eliminations	Total
Net revenues	$136,386	$245,983	$113,513	$863,677	$(381,967)	$977,592

Costs and expenses:
Cost of food, merchandise and games revenues	—	—	8,917	77,702	—	86,619
Operating expenses	5,534	164,750	42,551	580,534	(381,967)	411,402
Selling, general and administrative	15,093	71,454	10,839	36,615	—	134,001
Depreciation and amortization	35,569	95	16,205	74,927	—	126,796
Loss on impairment of goodwill and other intangibles	—	—	—	2,293	—	2,293
Loss on impairment / retirement of fixed assets, net	732	—	20	62,000	—	62,752

	56,928	236,299	78,532	834,071	(381,967)	823,863

Operating income	79,458	9,684	34,981	29,606	—	153,729
Interest expense (income), net	85,313	31,460	31,835	523	—	149,131
Net effect of swaps	10,508	—	7,686	—	—	18,194
Loss on early extinguishment of debt	24,831	—	10,458	—	—	35,289
Unrealized / realized foreign currency gain	—	(3,079)	(17,484)	—	—	(20,563)
Other (income) expense	750	(6,123)	1,811	3,562	—	—
(Income) loss from investment in affiliates	(18,394)	98	2,461	2,188	13,647	—

Income (loss) before taxes	(23,550)	(12,672)	(1,786)	23,333	(13,647)	(28,322)
Provision (benefit) for taxes	8,017	(320)	471	(4,923)	—	3,245

Net income (loss)	$(31,567)	$(12,352)	$(2,257)	$28,256	$(13,647)	$(31,567)

CEDAR FAIR, L.P.

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

(In thousands)

	Cedar Fair L.P. (Parent)	Co-Issuer Subsidiary (Magnum)	Co-Issuer Subsidiary (Cedar Canada)	Guarantor Subsidiaries	Eliminations	Total
Net revenues	$122,722	$238,123	$108,133	$807,568	$(360,471)	$916,075

Costs and expenses:
Cost of food, merchandise and games revenues	—	—	8,433	76,507	—	84,940
Operating expenses	5,397	167,891	38,130	551,781	(360,471)	402,728
Selling, general and administrative	9,338	72,395	9,886	36,854	—	128,473
Depreciation and amortization	35,649	46	14,912	82,138	—	132,745
Loss on impairment of goodwill and other intangibles	—	—	—	4,500	—	4,500
Loss on impairment / retirement of fixed assets, net	206	—	33	5	—	244
(Gain) on sale of other assets	—	—	(23,098)	—	—	(23,098)

	50,590	240,332	48,296	751,785	(360,471)	730,532

Operating income (loss)	72,132	(2,209)	59,837	55,783	—	185,543
Interest expense (income), net	57,799	49,279	19,650	(2,066)	—	124,662
Net effect of swaps	3,069	—	6,101	—	—	9,170
Other (income) expense	1,609	(8,214)	3,118	4,791	—	1,304
(Income) loss from investment in affiliates	(33,059)	(42,528)	—	(25,504)	101,091	—

Income (loss) before taxes	42,714	(746)	30,968	78,562	(101,091)	50,407
Provision (benefit) for taxes	7,285	(7,858)	5,668	9,883	—	14,978

Net income	$35,429	$7,112	$25,300	$68,679	$(101,091)	$35,429

CEDAR FAIR, L.P.

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

(In thousands)

	Cedar Fair L.P. (Parent)	Co-Issuer Subsidiary (Magnum)	Co-Issuer Subsidiary (Cedar Canada)	Guarantor Subsidiaries	Eliminations	Total
Net revenues	$152,848	$242,924	$125,231	$870,602	$(395,373)	$996,232

Costs and expenses:
Cost of food, merchandise and games revenues	—	—	9,909	80,717	—	90,626
Operating expenses	7,332	166,157	41,642	598,792	(395,373)	418,550
Selling, general and administrative	3,928	74,621	11,299	42,034	—	131,882
Depreciation and amortization	35,751	48	15,644	74,395	—	125,838
Loss on impairment of goodwill and other intangibles	—	—	—	86,988	—	86,988
Loss on impairment / retirement of fixed assets, net	8,403	—	—	22	—	8,425

	55,414	240,826	78,494	882,948	(395,373)	862,309

Operating income (loss)	97,434	2,098	46,737	(12,346)	—	133,923
Interest expense (income), net	64,250	53,608	21,615	(10,882)	—	128,591
Other (income) expense	937	(12,926)	3,373	9,177	—	561
(Income) loss from investment in affiliates	17,902	12,802	—	(15,300)	(15,404)	—

Income (loss) before taxes	14,345	(51,386)	21,749	4,659	15,404	4,771
Provision (benefit) for taxes	8,639	(6,760)	7,101	(9,915)	—	(935)

Net income (loss)	$5,706	$(44,626)	$14,648	$14,574	$15,404	$5,706

CEDAR FAIR, L.P.

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2010

(In thousands)

	Cedar Fair L.P. (Parent)	Co-Issuer Subsidiary (Magnum)	Co-Issuer Subsidiary (Cedar Canada)	Guarantor Subsidiaries	Eliminations	Total
NET CASH (FOR) FROM OPERATING ACTIVITIES	$83,885	$(60,455)	$(3,649)	$41,756	$120,578	$182,115

CASH FLOWS FROM (FOR) INVESTING ACTIVITIES
Investment in joint ventures and affiliates	13,185	220,841	(113,173)	(275)	(120,578)	—
Capital expenditures	(26,165)	—	(7,433)	(38,108)	—	(71,706)

Net cash from (for) investing activities	(12,980)	220,841	(120,606)	(38,383)	(120,578)	(71,706)

CASH FLOWS FROM (FOR) FINANCING ACTIVITIES
Net payments on revolving credit loans	(63,100)	—	—	—	—	(63,100)
Term debt borrowings	680,000	480,000	15,000	—	—	1,175,000
Note borrowings	—	—	399,383	—	—	399,383
Intercompany term debt (payments) receipts	699,625	(696,875)	—	(2,750)	—	—
Term debt payments, including early termination penalties	(1,351,464)	(7,327)	(208,099)	—	—	(1,566,890)
Distributions (paid) received	(13,891)	57	—	—	—	(13,834)
Return of capital	—	75,247	(75,247)	—	—	—
Payment of debt issuance costs	(22,075)	(11,277)	(9,912)	—	—	(43,264)
Exercise of limited partnership unit options	—	7	—	—	—	7

Net cash from (for) financing activities	(70,905)	(160,168)	121,125	(2,750)	—	(112,698)

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	—	—	126	—	—	126

CASH AND CASH EQUIVALENTS
Net increase (decrease) for the year	—	218	(3,004)	623	—	(2,163)
Balance, beginning of year	—	1,243	9,947	738	—	11,928

Balance, end of year	$—	$1,461	$6,943	$1,361	$—	$9,765

CEDAR FAIR, L.P.

CONDENSED CONSOLIDATING STATEMENTS OF CASH FLOWS

For the Year Ended December 31, 2009

(In thousands)

	Cedar Fair L.P. (Parent)	Co-Issuer Subsidiary (Magnum)	Co-Issuer Subsidiary (Cedar Canada)	Guarantor Subsidiaries	Eliminations	Total
NET CASH FROM (FOR) OPERATING ACTIVITIES	$139,738	$60,328	$19,961	$(186,113)	$151,283	$185,197

CASH FLOWS FROM (FOR) INVESTING ACTIVITIES
Investment in joint ventures and affiliates	(6,081)	200,695	—	(43,331)	(151,283)	—
Sale of Canadian real estate	—	—	53,831	—	—	53,831
Capital expenditures	(23,160)	—	(1,099)	(44,877)	—	(69,136)

Net cash from (for) investing activities	(29,241)	200,695	52,732	(88,208)	(151,283)	(15,305)

CASH FLOWS FROM (FOR) FINANCING ACTIVITIES
Net payments on revolving credit loans	63,600	—	—	—	—	63,600
Intercompany note borrowings (issuance)	—	(275,000)	—	275,000	—	—
Intercompany note (payments) receipts	7,250	(5,187)	—	(2,063)	—	—
Term debt payments, including early termination penalties	(105,315)	—	(56,014)	—	—	(161,329)
Distributions paid to partners	(68,342)	478	—	—	—	(67,864)
Return of capital	—	18,718	(18,718)	—	—	—
Payment of debt issuance costs	(7,694)	—	—	—	—	(7,694)
Exercise of limited partnership unit options	4					4

Net cash from (for) financing activities	(110,497)	(260,991)	(74,732)	272,937	—	(173,283)

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	—	—	1,446	—	—	1,446

CASH AND CASH EQUIVALENTS
Net increase (decrease) for the period	—	32	(593)	(1,384)	—	(1,945)
Balance, beginning of period	—	1,211	10,540	2,122	—	13,873

Balance, end of period	$—	$1,243	$9,947	$738	$—	$11,928

CEDAR FAIR, L.P.

CONDENSED CONSOLIDATING STATEMENTS OF CASH FLOWS

For the Year Ended December 31, 2008

(In thousands)

	Cedar Fair L.P. (Parent)	Co-Issuer Subsidiary (Magnum)	Co-Issuer Subsidiary (Cedar Canada)	Guarantor Subsidiaries	Eliminations	Total
NET CASH FROM (FOR) OPERATING ACTIVITIES	$3,377	$(57,484)	$33,693	$28,757	$207,245	$215,588

CASH FLOWS FROM (FOR) INVESTING ACTIVITIES
Investment in subsidiaries	135,604	51,672	—	19,969	(207,245)	—
Acquisition of Paramount Parks, net of cash acquired	6,431	—	—	—	—	6,431
Capital expenditures	(23,745)	—	(9,205)	(50,531)	—	(83,481)

Net cash from (for) investing activities	118,290	51,672	(9,205)	(30,562)	(207,245)	(77,050)

CASH FLOWS FROM (FOR) FINANCING ACTIVITIES
Net payments on revolving credit loans	(11,386)	—	—	—	—	(11,386)
Intercompany term debt (payments) receipts	7,250	(7,250)	—	—	—	—
Term debt payments, including early termination penalties	(11,714)	—	(5,736)	—	—	(17,450)
Distributions paid to partners	(105,832)	754	—	—	—	(105,078)
Return of capital	—	5,710	(5,710)	—	—	—
Exercise of limited partnership unit options	15	4,526	—	—	—	4,541
Excess tax benefit from unit-based compensation expense	—	1,729	—	—	—	1,729

Net cash from (for) financing activities	(121,667)	5,469	(11,446)	—	—	(127,644)

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	—	—	(2,522)	—	—	(2,522)

CASH AND CASH EQUIVALENTS
Net increase (decrease) for the period	—	(343)	10,520	(1,805)	—	8,372
Balance, beginning of period	—	1,554	20	3,927	—	5,501

Balance, end of period	$—	$1,211	$10,540	$2,122	$—	$13,873